EXHIBIT 6(a)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 3, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-44709) and related Prospectus of Delaware Group Unit Investment Trust, Series 16 dated February 3, 1998.



                                                        ERNST & YOUNG LLP


Philadelphia, Pennsylvania
February 3, 1998